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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Investors Real Estate Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investors Real Estate Trust
12 South Main Street P.O. Box 1988 Minot, ND 58702-1988

August 6, 2004

Dear Shareholder:

     It is a pleasure to invite you to attend our 34th Annual Meeting of Shareholders to be held on Tuesday, September 21, 2004, at 7:00 p.m., CDT, at the International Inn, 1505 North Broadway, Minot, North Dakota.

     This booklet includes the Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, each of which contains important information about the formal business to be acted on by the shareholders. The annual meeting will also feature a report on the operations of your Company, followed by a question and answer period. After the annual meeting, you will have the opportunity to speak informally with the trustees and officers of the company.

     At the annual meeting, you will be asked to vote on the following items: (i) the election of eight (8) trustees, each for a term of one year, (ii) the ratification of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year, and (iii) such other matters as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

     The Board of Trustees unanimously recommends that you vote to elect the eight trustee nominees and to ratify the appointment of Deloitte & Touche as the Company’s independent auditors.

     It is important that your common shares of beneficial interest be voted regardless of whether you plan to be present at the annual meeting. Please complete, sign, date and return the enclosed proxy promptly or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card. If you attend the annual meeting and wish to vote your shares in person, you may revoke any previously executed or authorized proxy.

     Please vote promptly. I look forward to seeing you at the annual meeting.

Sincerely,

Investors Real Estate Trust

/s/ Thomas A. Wentz, Sr.

Thomas A. Wentz, Sr.
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, September 21, 2004, at 7:00 p.m. (CDT)

     Notice is hereby given that the Annual Meeting of Shareholders of Investors Real Estate Trust (the “Company”) will be held on Tuesday, September 21, 2004, at 7:00 p.m., CDT, at the International Inn, 1505 North Broadway, Minot, North Dakota, 58703, for the following purposes:

1.	To elect eight (8) trustees, each for a term of one year,

2.	To ratify Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year, and

3.	To transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

     These items are described in the proxy statement, which is part of this notice. We have not received notice of other matters that may properly be presented at the annual meeting.

     The Company’s Board of Trustees has fixed the close of business on July 23, 2004 as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

/s/ Michael A. Bosh

Michael A. Bosh
Secretary and General Counsel

Minot, North Dakota
August 6, 2004

Whether or not you expect to be present at the annual meeting, please sign, date and return the enclosed proxy or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card. If you attend the annual meeting, you may withdraw your proxy and vote in person.

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Investors Real Estate Trust
12 South Main Street
PO Box 1988
Minot, ND 58702-1988
Telephone: (701) 837-4738
Fax: (701) 838-7785

PROXY STATEMENT

August 6, 2004

     Proxies are solicited by the Board of Trustees of Investors Real Estate Trust, a North Dakota Real Estate Investment Trust (the “Company”), for use at the 2004 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, September 21, 2004, at 7:00 p.m. CDT. The Annual Meeting will be held at the International Inn, 1505 North Broadway, Minot, North Dakota, 58703. Only the holders of record of the Company’s common shares of beneficial interest, no par value (“Shares” or “common shares”) at the close of business on July 23, 2004 (the “Record Date”), are entitled to vote. The holders of the Company’s 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value (the “Preferred Shares”) are not entitled to vote at the Annual Meeting. As of the close of business on July 23, 2004, the Company had 42,279,482 Shares issued and outstanding, each of which is entitled to one vote at the Annual Meeting. Thirty-three and one-third percent (33 1/3%) of the Shares outstanding on the Record Date must be present in person or by proxy to have a quorum.

     The cost of soliciting proxies will be borne by the Company. Trustees, officers and employees of the Company may, without additional compensation, solicit proxies by mail, internet, personal interview, telephone and/or telecopy. The Company does not expect that specially engaged employees or paid solicitors will make the solicitation. Although the Company might use such employees or solicitors if the Company deems them necessary, the Company has not made arrangements or contracts with any such employees or solicitors as of the date of this proxy statement. This proxy statement and the enclosed proxy card are scheduled to be mailed to shareholders commencing on or about August 6, 2004.

     The Company will request banks, brokerage houses and other institutions, nominees or fiduciaries to forward the soliciting material to the beneficial owners of Shares and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners. If a shareholder is a participant in the Company’s Distribution Reinvestment Plan (the “Plan”), the proxy represents a voting instruction as to the number of full Shares in the Plan account, as well as any Shares held directly by the shareholder.

     All properly executed or authorized proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. If no vote is specified on a proxy, the Shares represented by such proxy will be voted FOR the election of each of the eight (8) nominees for trustee, and FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors. If other matters are properly presented for voting at the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting.

     Shares which are entitled to vote but which, at the direction of the beneficial owner, are not voted on one or more matters (“abstentions”) will be counted for the purpose of determining whether there is quorum for the transaction of business at the 2004 Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (“broker non-votes”) are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

     The affirmative vote of a majority of the voting power of the Shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to elect each of the eight (8) nominees for trustee (Proposal 1).

     The affirmative vote of a majority of the voting power of the Shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to approve Proposal 2, to ratify the selection of Deloitte & Touche as the Company’s independent auditors.

     Please note that while brokers and banks cannot vote on their clients’ behalf on “non-routine” proposals, each of the proposals included in this year’s proxy statement is considered a “routine” matter. Both broker non-votes and abstentions are counted in determining whether the shareholders have approved these proposals. As such, if brokers and banks vote on their clients’ behalf, such votes will affect the proposal as voted (either for or against). If brokers and banks do not vote on their clients’ behalf, such broker non-votes will have the effect of a vote against the proposals. Abstentions also have the effect of a vote against the proposals.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to Michael A. Bosh, the Secretary and General Counsel of the Company, a written notice of revocation or a duly executed proxy bearing a later date, by authorizing a subsequent proxy by telephone or through the designated internet site, or by attending the Annual Meeting and voting in person.

     The Company’s principal executive offices are located at 12 South Main Street, PO Box 1988, Minot, North Dakota 58702-1988. The Company’s telephone number is (701) 837-4738 and facsimile number is (701) 838-7785.

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PROPOSAL 1: ELECTION OF TRUSTEES

General

     The Articles of Amendment and Third Restated Declaration of Trust of the Company (the “Third Restated Declaration of Trust”) provides that the Board of Trustees shall be comprised of not less than five (5) nor more than fifteen (15) trustees. The Board currently consists of nine members. In July 2004 the Board resolved to set the number of trustees to be elected at the Annual Meeting and to constitute the entire Board following the Annual Meeting at eight (8) members.

     At the Annual Meeting, eight trustees are to be elected for a term of one year (expiring at the 2005 Annual Meeting) or until the election and qualification of their successors. The persons proposed for election as trustees of the Company are Daniel L. Feist, Charles Wm. James, Patrick G. Jones, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem, John D. Stewart and Thomas A. Wentz, Jr., each of whom, with the exception of Mr. Stewart, is presently a member of the Board.

     John F. Decker and Steven B. Hoyt, currently trustees whose terms expire at this Annual Meeting, have notified the Company of their decision to retire from the Board at the expiration of their respective terms. The Company thanks Mr. Decker and Mr. Hoyt for their service on the Board of Trustees.

     In the unanticipated event that any nominee should become unavailable for election or, upon election, should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment or, if none, the size of the Board will be reduced.

Vote Required

     The affirmative vote of a majority of the voting power of the Shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to elect each of the eight nominees. The Board unanimously recommends that the shareholders vote FOR Messrs. Daniel L. Feist, Charles Wm. James, Patrick G. Jones, Timothy P. Mihalick, Jeffrey L. Miller, Stephen L. Stenehjem, John D. Stewart and Thomas A. Wentz, Jr.

Nominees

     The following table sets forth certain information regarding each of the nominees, including their age, principal business experience during the past five years, and, if such nominee is currently a trustee of the Company, the year they each first became a trustee and their current Board committee membership. No nominee currently serves as a trustee or board member for any other company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an Investment Company under the Investment Company Act of 1940, as amended.

	Principal Business Experience		Trustee	Board Committee
Nominee	During Past Five Years	Age	Since	Membership
Daniel L. Feist Vice Chairman	President of Feist Construction & Realty, a construction and real estate development company;	72	1985	Executive, Compensation & Nominating
	Former Director of First Bank — Minot, N.A.;
	Former Director of ND Holdings, Inc. — Minot, ND;
	Chairman of the Board for the Minot Area Community Foundation

	Principal Business Experience		Trustee	Board Committee
Nominee	During Past Five Years	Age	Since	Membership
Charles Wm. James	Senior Vice President of the Company;	56	2003	None
	Managing Member of Thomas F. James Properties, L.L.C., an Arkansas commercial development company;
	Partner of Peak Properties Development, a Montana commercial development partnership;
	Partner of James Family Properties, a Minnesota commercial development partnership;
	Limited Partner of Thomas F.
	James Realty Limited Partnership, L.L.L.P., a commercial property management company;
	Former Officer of T. F. James Company, an Iowa Corporation

Patrick G. Jones	Private Investor; Former General Manager of the Minot Daily News;	56	1986	Audit, Compensation & Nominating
	Former President of Central Venture Capital Inc., an investment firm

Timothy P. Mihalick	Senior Vice President & Chief Operating Officer of the Company;	45	1999	Executive
	Board Member of Trinity Health Group;
	Former Vice President of Odell-Wentz & Associates, LLC

Jeffrey L. Miller Chairman	President of M&S Concessions, Inc., a food service and facility management company;
	Former President of Minot, North Dakota Coca-Cola Bottling franchise; Managing Partner of Miller Properties, LLP	60	1985	Audit, Compensation (Chair), Executive (Chair) & Nominating (Chair)

Stephen L. Stenehjem	President & Chief Executive Officer of Watford City BancShares, Inc., a bank holding company;	49	1999	Audit (Chair), Compensation & Nominating
	President & Chairman of First International Bank & Trust, Watford City, ND, a state banking and trust association

	Principal Business Experience		Trustee	Board Committee
Nominee	During Past Five Years	Age	Since	Membership
John D. Stewart	President & Director of Fisher Motor Company, Minot, N.D., an automobile dealership	48	Not Applicable	Not Applicable

Thomas A. Wentz, Jr. (1)	Senior Vice President of the Company; Director of SRT Communications, Inc.;	38	1996	None
	Sole General Partner of Wenco, Ltd.;
	Shareholder & Attorney with Pringle & Herigstad, P.C. until December 31, 1999

(1) Mr. Wentz is the son of Thomas A. Wentz, Sr., the President and Chief Executive Officer of the Company.

RETIRING TRUSTEES

	Principal Business Experience		Trustee	Board Committee
Trustee	During Past Five Years	Age	Since	Membership
John F. Decker	Financial Advisor/Senior Vice President of D.A. Davidson & Co., an investment banking firm	61	1998	None

Steven B. Hoyt	Chief Executive Officer of Hoyt Properties, Inc., a property management company;	51	2001	None
	Former Board Member of Stonehaven Realty Trust;
	Former President of Complast, Inc.

INFORMATION CONCERNING THE BOARD OF TRUSTEES

Attendance at Board, Committee and Annual Shareholders’ Meetings

     During the fiscal year ended April 30, 2004, the Board held nine regular meetings and no special meetings. All trustees are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each Annual Meeting of Shareholders. No trustee attended fewer than 75% of the meetings of the Board and the committees on which they served during the past year, and all trustees except one attended the 2003 Annual Meeting of Shareholders.

Trustee Independence

     The Board of Trustees has determined that each of Daniel L. Feist, Patrick G. Jones, Jeffrey L. Miller and Stephen L. Stenehjem qualify as “independent directors” in accordance with the listing standards of the NASDAQ. Under the NASDAQ listing standards (the “Standards”), in order to be considered independent, a trustee of the Company must have no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Company trustee. The Standards specify certain relationships that are deemed to impair independence; including, for example, employment by the Company, or engaging in certain business dealings with the Company. In making these determinations, the Board reviewed and discussed information provided by the trustees and the Company with regard to each trustee’s business and personal activities as they may relate to the Company and the Company’s management. The Board of Trustees has also determined that, in the event he is elected to the Board, Mr. John Stewart will qualify as an independent trustee under the Standards.

     The Company must be in compliance with the Standards requiring a majority of the Board to be independent immediately following the 2004 Annual Meeting of Shareholders. In the event the eight nominees for trustee of the Company are elected at the 2004 Annual Meeting of Shareholders, the Company’s Board of Trustees will consist of five trustees who are independent directors as defined by the NASDAQ Standards, and three trustees who, as employees of the Company, are not independent under the Standards. The Company accordingly will be in compliance with the Standards.

     In addition, as required by the Standards, the members of the Company’s Audit Committee each qualify as “independent” under the NASDAQ Standards and under special standards established by the Securities and Exchange Commission (“SEC”) for members of audit committees. The Audit Committee also includes at least one independent member (Mr. Stephen L. Stenehjem) who has been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules.

Committees

     The Board has created four committees in order to more effectively direct and review the Company’s operations and strategic outlook. In addition, the committees allow management to timely respond to factors affecting the ongoing operations of the Company. Further, management regularly consults with committee chairmen to review possible actions and seek counsel. Where appropriate, the Board delegates authority to committees (within specified parameters) to finalize the execution of various Board functions. While the committee structure has improved the level of Board oversight, it has also greatly increased the effort and time required of Board members who serve on the various committees.

     The Board has established the following committees: Audit, Compensation, Executive and Nominating. The present members of these committees are indicated in the preceding section of this proxy statement. During the fiscal year ended April 30, 2004, the Audit Committee of the Board met seven times, the Compensation Committee met once, the Executive Committee met twice and the Nominating Committee met once.

     The Audit Committee is composed of three trustees, all of whom are independent as that term is defined by the NASDAQ, and are independent as defined in rules of the SEC. Information regarding the functions performed by the committee is set forth in the “Report of the Audit Committee,” included in this proxy statement. The Audit Committee is governed by a written charter that has been approved by both the Audit Committee and the Board. The Audit Committee Charter, which is included with this proxy statement as Exhibit A, was adopted by the Board in January 2004 in response to changes in the listing standards of the NASDAQ, and replaces the Audit Committee’s previous charter.

     The Compensation Committee approves the compensation of the officers of the Company and the Company’s management succession plan and attends to other matters relating to executive retention and compensation. The Compensation Committee is composed of four trustees, all of whom are independent as defined by the NASDAQ. For more information, see the “Compensation Committee Report on Compensation of Executive Officers” included in this proxy statement.

     The Executive Committee, which is composed of three trustees, two of whom are independent as defined by the NASDAQ, has all of the powers of the Board with respect to the management and affairs of the Company, subject to limitations prescribed by the Board and by North Dakota law, and may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee.

     The Nominating Committee, composed of four trustees, all of whom are independent as defined by the NASDAQ, identifies individuals qualified to become Board members and approves the nominees to stand for election and re-election to the Board. The Nominating Committee is responsible for reviewing the appropriate skills and characteristics required of Board members. This assessment includes consideration of the factors specified in the committee’s charter and the trustee qualification requirements of the Company’s Second Restated Trustees’ Regulations (Bylaws) (the “Bylaws”). These factors include age (at least 21 years of age and less than 74 years of age, in accordance with the Company’s Bylaws); broad leadership experience in business, government, education, public service or in other management or administrative positions; willingness and ability to apply sound and independent business judgment; loyalty to the Company and commitment to its success; commitment to enhancing shareholder value; personal integrity; and independence, as defined in applicable laws and regulations.

     Consideration of new Board candidates typically involves a series of internal discussions, review of information concerning candidates and informal interviews with selected candidates. In general, candidates for nomination to the Board are suggested by Board members or by Company employees. Mr. John Stewart, the only candidate for Board membership who is not currently a trustee of the Company, was initially suggested as a candidate by an independent trustee of the Company. In fiscal year 2004, the Company did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board candidates.

     In accordance with the Company’s Bylaws and with procedures adopted by the Nominating Committee in January 2004, the Nominating Committee will consider nominations from shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation addressed to both the Chairman of the Nominating Committee and to the Company’s Secretary at the following address: Investors Real Estate Trust, P.O. Box 1988, Minot, North Dakota, 58702-1988. Submissions must be received by the Chairman and the Secretary in writing on or before the first day of June of each year for consideration for nomination for election at the next Annual Meeting of Shareholders. Submissions must include biographical information concerning the recommended individual, including age and a five-year employment history with employer names and a description of the employer’s business, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will not alter the manner in which it evaluates candidates, including consideration of the factors set forth in the committee’s charter, based on whether the candidate was recommended by a shareholder or was identified by other means.

     All committees of the Board operate under written charters approved by the Board. Copies of each charter are posted on the Company’s Investor Relations website at www.iret.com under the “Corporate Governance” heading. Additionally, the Audit Committee Charter is included in this proxy statement as Exhibit A.

     In addition to the above four committees of the Board, the membership of each of which consists entirely of trustees, the Board, in recognition of the growth of the Company and the consequent increase in capital expenditures and asset acquisition and disposition activity, has also established an Investment Committee. The membership of the Investment Committee may consist of trustees and/or employees of the Company. The Investment Committee acts on behalf of the Board in the best interests of the Company and its shareholders to consider, approve and effect investment plans, capital expenditures and the purchase and sale, transfer or other acquisition or disposition of property and assets, in accordance with the delegation of investment authority conferred by the Board and subject to approval levels established by the Board from time to time. Members of the Investment Committee are appointed by the Board. The current members are Thomas A. Wentz, Sr., Timothy Mihalick, Charles Wm. James and Daniel Feist. Steven Hoyt currently serves as an advisor to the Investment Committee, and the Company expects that Mr. Hoyt will continue in that role following his retirement from the Board.

Board Compensation

     During the fiscal year ended April 30, 2004, trustees not employed by the Company received annual fees of $13,700, plus $100 for each Board and committee meeting they attended in person or via conference call. Additionally, the Chairman of the Board received an additional $3,700 for serving as the Chairman, and the Vice Chairman of the Board received an additional $1,800 for serving as the Vice Chairman. Trustees who are employees of the Company do not receive any separate compensation or other consideration, direct or indirect, for service as a trustee.

Communications from Shareholders to the Board

     The Board recommends that shareholders initiate any communications with the Board in writing and send them in care of the Company’s Secretary. Shareholders may send written communications to the Board, the Audit or Nominating Committees of the Board or to any individual trustee c/o the Secretary, Investors Real Estate Trust, P.O. Box 1988, Minot, North Dakota, 58702, or via e-mail to Trustees@iret.com. All communications will be compiled by the Secretary and forwarded to the Board, the specified Board Committee or to individual Trustees, as the case may be, not less frequently than monthly. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended board recipient should be noted in the communication.

CORPORATE GOVERNANCE

Code of Conduct and Code of Ethics for Senior Financial Officers

     All of the Company’s trustees and employees, including our Chief Executive Officer and other senior executives, are required to comply with a Code of Conduct adopted by the Board in January 2004. The Board adopted the Code of Conduct to codify and formalize certain of the Company’s long-standing policies and principles that help ensure our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Conduct covers all areas of professional conduct, including conflicts of interest, insider trading and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of the Company, through management or Company legal counsel. Additionally, our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are also subject to a Code of Ethics for Senior Financial Officers, which contains certain specific policies in respect of internal controls, the public disclosures of the Company, violations of the securities or other laws, rules or regulations and conflicts of interest.

     The full text of the Code of Conduct and Code of Ethics for Senior Financial Officers is published on our website, at www.iret.com, under the “Corporate Governance” caption. The Company intends to disclose any future amendments to, or waivers of, the Code of Conduct and Code of Ethics for Senior Financial Officers on our website promptly following the date of any such amendment or waiver, and, to the extent required by the NASDAQ Standards, on a current report on Form 8-K.

Executive Sessions

     The Board holds regular executive sessions of the independent directors, at which our independent trustees meet in executive session with no Company management or employees present. Executive sessions are held not fewer than four times per year.

Complaint Procedure

     The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company’s Audit Committee has adopted a complaint procedure that requires the Company to forward to the Audit Committee any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so chooses, any concerns on accounting, internal accounting controls, auditing matters or violations of the Company’s Code of Conduct or Code of Ethics for Senior Financial Officers. All such employee concerns are to be forwarded in a sealed envelope to the chairman of the Audit Committee, in care of the Company’s General Counsel, who will forward any such envelopes promptly and unopened. The Audit Committee will investigate any such complaints submitted.

Audit Committee Financial Expert

     The Board has determined that Mr. Stephen Stenehjem, the Chair of the Audit Committee, is an “audit committee financial expert”, as that term is defined in rules of the SEC. Mr. Stenehjem is also independent as defined by the NASDAQ.

Audit Committee Pre-Approval Policies

     Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services provided by their independent auditors. The Company’s Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved. During the year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Company will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee as a whole at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

     The following table lists, as of June 30, 2004, the beneficial ownership of common shares and preferred shares of the Company and of limited partnership units of IRET Properties, a North Dakota Limited Partnership and subsidiary of the Company, which are convertible into common shares on a one-to-one basis at the option of the Company (“Units”), by (i) each trustee and nominee for trustee of the Company, (ii) the executive officers of the Company named in the Summary Compensation Table that follows and (iii) all trustees and executive officers of the Company as a group. The amounts shown are based on information provided by the individuals named, and Company records. As of June 30, 2004, no person owned more than five percent (5%) of the total number of outstanding common shares and Units.

						Total
						Common	Percent
						Shares	of Class(4)	Percent of
						and Units	of Common	Class(5) of
	Common				Preferred	As of June	Shares and	Preferred
Name of Beneficial Owner	Shares (1)		Units (2)		Shares (3)	30, 2004	Units	Shares
Jeffrey L. Miller	339,335		6,725		0	346,060	*	—
Trustee & Chairman of the Board
Daniel L. Feist	840,661		1,856		8,000	842,517	1.6%	**
Trustee & Vice Chairman of the Board
John F. Decker, Trustee	83,833		0		0	83,833	*	—
Patrick G. Jones, Trustee	305,196		0		0	305,196	*	—
Stephen L. Stenehjem	83,820	(6)	0		0	83,820	*	—
Trustee
John D. Stewart	15,080		0		0	15,080	*	—
Nominee for Trustee
Steven B. Hoyt	50,588		1,244,265	(7)	0	1,294,853	2.4%	—
Trustee
Thomas A. Wentz, Sr.	278,244		129,572		0	407,816	*	—
President & Chief Executive Officer
Timothy P. Mihalick,	36,089		0		0	36,089	*	—
Trustee, Senior Vice President &
Chief Operating Officer
Thomas A. Wentz, Jr. Trustee &	233,692	(8)	0		0	233,692	*	—
Senior Vice President
Diane K. Bryantt	7,937		0		0	7,937	*	—
Senior Vice President & Chief
Financial Officer
Charles Wm. James	584,413		0		0	584,413	1.1%	—
Trustee & Senior Vice President
Trustees and executive officers as a group (12 individuals)	2,845,738		1,382,418		8,000	4,228,156	7.8%	**

(1)	The amounts of common shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Except as otherwise indicated, each individual has sole voting and sole investment power with regard to the common shares owned.

(2)	The Units do not have voting rights but are exchangeable for common shares or cash, at the option of the Company, upon expiration of an initial mandatory holding period.

(3)	The amounts of the Company’s preferred shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Mr. Feist has sole voting and sole investment power with regard to the preferred shares owned.

(4)	Percentage of class is based on a total of 54,272,166 common shares and units outstanding as of June 30, 2004.

(5)	Percentage of class is based on a total of 1,150,000 preferred shares outstanding as of June 30, 2004.

(6)	Mr. Stenehjem disclaims beneficial ownership of all but 28,088 of these common shares.

(7)	Includes approximately 10,000 Units owned by a limited liability company in which Mr. Hoyt is a shareholder. Mr. Hoyt disclaims beneficial ownership of these Units except to the extent of his pecuniary interest in the company.

(8)	Includes approximately 216,816 common shares owned by Wenco, Ltd., a partnership of which Mr. Wentz is the general partner. Mr. Wentz disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the partnership.

*	Represents less than 1% of the total of common shares and Units outstanding as of June 30, 2004.

**	Represents less than 1% of the preferred shares outstanding as of June 30, 2004.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth the annual compensation paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers serving at the end of fiscal year 2004 (the “Named Executive Officers”).

					Other Annual
Name and Principal Position	Period		Salary	Bonus	Compensation(2)
Thomas A. Wentz, Sr.	2004		$162,554	$0	$25,077
President & Chief Executive Officer	2003		144,195	5,948	3,550
	2002		138,600	5,775	3,643

Charles Wm. James	2004		206,146	0	31,836
Senior Vice President and Trustee	2003	(1)	46,875	0	5,619
(effective February 1, 2003)	—		0	0	0

Timothy P. Mihalick	2004		177,622	0	31,134
Senior Vice President and	2003		157,293	122,703	19,657
Chief Operating Officer, and Trustee	2002		151,200	52,482	19,060

Thomas A. Wentz, Jr.	2004		149,685	0	27,025
Senior Vice President and Trustee	2003		131,078	92,567	17,685
	2002		126,000	39,888	16,460

Diane K. Bryantt	2004		94,378	0	22,016
Senior Vice President and	2003		81,924	61,487	13,807
Chief Financial Officer	2002		78,500	26,373	12,497

(1)	Mr. James joined the Company in February 2003, following the merger of the Company with the T.F. James Company.

(2)	Includes fringe benefits consisting of annual premiums for employee health, dental, life and disability insurance and annual contributions by the Company to the Company’s 401(k) and retirement plan on behalf of the named executive officers. Additionally, with respect to Mr. Mihalick, includes country club dues in the amount of $1,608.13.

Retirement and 401(k) Plans

     The Company’s retirement plan is intended to be a qualified retirement plan under the Internal Revenue Code of 1986, as amended. All full-time employees of the Company over the age of 21 and with one year of service are eligible to participate in the retirement plan. Contributions to the retirement plan by the Company are at the discretion of the Company’s management. All employees over the age of 21 are immediately eligible to participate in the Company’s 401(k) plan, and may contribute up to maximum levels established by the Internal Revenue Services. The Company matches up to 3% of participating employees’ wages.

Compensation Committee Interlocks and Insider Participation

     None of the members of the Company’s Compensation Committee currently is, or was formerly, an officer or employee of the Company or had any relationship requiring disclosure by the Company under SEC rules. None of the Company’s executive officers currently serves on the compensation committee or any similar committee of any other entity and none of the executive officers serves as a director for any other entity whose executive officers serve on the Company’s compensation committee.

Relationships and Related Transactions

Property Management Services

     Hoyt Properties, Inc., a provider of property management services (“Hoyt Properties”), is owned by Steven B. Hoyt, a current member of the Board. During the fiscal year ended April 30, 2004, Hoyt Properties managed the following commercial buildings for the Company pursuant to written management contracts:

Cold Spring Center	4150 2nd Street South, St. Cloud, MN
2030 Cliff Road	2030 Cliff Road, Eagan, MN
Plymouth IV & V	5000 & 5010 Cheshire Lane, Plymouth, MN
Nicollet VII	12109-12139 Nicollet Avenue South, Burnsville, MN
Burnsville Bluffs	11351 Rupp Drive, Burnsville, MN
Pillsbury Business Center	8300-8324 Pillsbury Ave. South, Bloomington, MN
Bloomington Business Plaza	9201 East Bloomington Freeway, Bloomington, MN
Thresher Square	700 & 708 South 3rd Street, Minneapolis, MN
Wirth Corporate Center	4101 Dahlberg Drive, Golden Valley, MN
Brenwood Office Complex 1, 2, 3 & 4	5620, 5640, 5700, 5720 Smetana Drive, Minnetonka, MN

     Effective July 1, 2003, Hoyt Properties, Inc. no longer manages 2030 Cliff Road. The Company manages such property directly.

     As compensation for its services, Hoyt Properties receives a monthly fee of 5% percent of the gross rental income, provided that such management fee is reimbursable by the building’s tenants pursuant to the tenant’s lease agreement. In the event that the Company is not reimbursed for such fee by a tenant and must pay such fee from our rent proceeds, the annual fee is 3.5% of the gross rental proceeds. In addition to such management fee, Hoyt Properties is paid a separate fee for leasing space to tenants at each location. Any leasing commissions earned by Hoyt Properties are not reimbursed by the building’s tenants. The leasing commission rates are set forth in a written contract between the Company and Hoyt Properties.

     Each of the written management and leasing contracts with Hoyt Properties commenced on April 1, 2001, with the exception of the contracts for Bloomington Business Plaza, which commenced on October 1, 2001, Thresher Square, which commenced on January 2, 2002, Wirth Corporate Center, which commenced on April 1, 2002, and Brenwood Office Complex, which commenced on October 1, 2002. All such contracts may be terminated by either party on 30 days written notice for any reason and without penalty. In fiscal year 2004, the Company paid management fees to Hoyt Properties in the amount of $743,000, a portion of which was reimbursed by the tenants. Additionally, during that same period, the Company paid leasing commissions to Hoyt Properties in the amount of $93,000. The Company believes that all of the terms of the management contracts are commercially reasonable and are on terms no less favorable than we could have obtained from unrelated property management firms.

Property Acquisitions

     In June 2004, the Company purchased four commercial properties from affiliates of Steven Hoyt. The Company acquired three office buildings, each containing 26,186 square feet of rentable area, and one office building containing 79,287 square feet of rentable area, in this transaction for a total purchase price of $14 million. The Company obtained an independent appraisal of these properties, and the purchase price paid was lower than the appraised value of the properties. Three of the properties are located in Plymouth, Minnesota, and the fourth is located in Maple Grove, Minnesota.

Related Employee

     During fiscal year 2004, Karin M. Wentz, daughter of Thomas A. Wentz, Sr., the Company’s President and Chief Executive Officer, and sister of Thomas A. Wentz, Jr., a Trustee and Senior Vice President of the Company, was employed by the Company as Assistant General Counsel. Ms. Wentz was paid a salary and bonus totaling $62,775 for her services during fiscal year 2004. Ms. Wentz also received in fiscal year 2004 the standard benefits provided to other Company employees.

Security Sale Services

     D.A. Davidson & Co. is an investment banking firm that has participated in offerings of the Company’s shares of beneficial interest, and may in the future continue to participate in sales of the Company’s shares and provide investment banking services to the Company. John F. Decker, currently a member of the Board of Trustees, is an employee of D.A. Davidson, and Mr. Decker’s son, Jeff Decker, is a registered broker-dealer also employed by D.A. Davidson. In the first of the Company’s two offerings of common shares of beneficial interest during fiscal year 2004, conducted in September 2003, D.A. Davidson participated, on a best-efforts basis, as a member of the selling syndicate, and sold 250,000 shares. In connection with this offering, the Company authorized and paid D.A. Davidson commissions in the amount of $150,000. D.A. Davidson did not participate in the Company’s second offering of common shares of beneficial interest in April 2004.

     D.A. Davidson served as book-running manager and representative of the underwriters for the Company’s April 2004 offering of Series A cumulative redeemable preferred shares of beneficial interest. In connection with this offering, the Company paid D.A. Davidson a fee of $1,078,125 and reimbursed D.A. Davidson for legal and other expenses in the amount of $100,000.

     In October 2003 and April 2004, the Company paid D.A. Davidson fees of $19,499.27 and $77,848.82, respectively, for Jeff Decker’s services as a broker-dealer in representing certain clients who contributed real property in exchange for limited partnership units of IRET Properties, a North Dakota limited partnership (the Company’s operating partnership). Jeff Decker received 70% of these fees and D.A. Davidson retained 30% of these fees.

COMPENSATION COMMITTEE REPORT
ON COMPENSATION OF EXECUTIVE OFFICERS

General

     The Compensation Committee of the Board (the “Committee”) administers the Company’s executive compensation program. The Committee is composed entirely of non-employee trustees, all of whom are independent under the listing standards of the NASDAQ.

     The objective of the Company’s executive compensation program is to develop and maintain executive reward programs that contribute to the enhancement of shareholder value while attracting, motivating and retaining key executives who are essential to the long-term success of the Company. As discussed in detail below, the Company’s executive compensation program consists of both fixed (base salary) and variable (incentive) annual compensation. Variable compensation consists of an annual cash bonus awarded from the annual incentive bonus program described below. Each year, the Committee evaluates executive compensation by reviewing the following: (i) the Company’s performance during the year, (ii) individual performance during the year based on previously defined objectives, and (iii) compensation data of companies that are considered to be similar to the Company for performance purposes.

Base Salary

     Base salaries for the executive officers of the Company, including the Chief Executive Officer, are designed to compensate such individuals for their sustained performance. For the calendar year ended December 31, 2003, base salaries were established by evaluating the responsibilities of the position held, the experience of the particular individual, a comparison of salaries paid for comparable positions by other companies in the real estate industry and the Committee’s desire to achieve the appropriate mix between fixed compensation and incentive based compensation. Salary information for companies that are similar to the Company was obtained by reference to the public disclosures made in the Securities and Exchange Commission (“SEC”) filings by such companies.

     It is currently the Company’s policy that base salaries of the executive officers, including the Chief Executive Officer, will generally be increased on January 1 of each year at the discretion of the Committee, based on, among other things, the individual’s performance over the past year, changes in the individual’s responsibility or necessary adjustments to maintain base salaries that are competitive with industry practices and similar companies. For the calendar year beginning January 1, 2004, executive base salaries were increased by an average of 23.5%.

Incentive Bonus Program

     The annual cash incentive bonus program is designed to provide incentive compensation to the Company’s employees, including the Chief Executive Officer, by linking bonus compensation to the Company’s annual performance. The Company considers Funds From Operations (“FFO”) to be a useful measure of performance for an equity real estate investment trust (“REIT”). As such, the Company has created an incentive bonus program wherein a bonus pool is established in an amount equal to ten percent (10%) of the Company’s increase in FFO per diluted Share over the prior fiscal year. Such increase in FFO is based on an equivalent basis each fiscal year, with such calculation approved by the Committee. The bonus pool is capped at an amount equal to the total base salaries of the top three highly compensated executive officers and no one person may be awarded more than 40% of the total bonus pool in any one year. The Chief Executive Officer and the Chief Operating Officer are responsible for determining the amount to be granted to each executive officer and each employee based on the achievement of predetermined objectives agreed upon by the employee and the Committee prior to the start of each fiscal year. Approximately 75% of the bonus pool is paid out on or before May 15 of each year, with the remaining 25% paid out upon the completion of the Company’s annual report on Form 10-K. The Summary Compensation Table shows the bonuses paid under the annual cash incentive bonus program to the Company’s Chief Executive Officer and the other Named Executive Officers during the year ended April 30, 2004.

     Executive base salary is not based on the Company’s annual performance. Rather, base salary is based on what pay level is necessary to attract and retain executives capable of properly managing the Company’s daily operations and functions. Regardless of the Company’s performance, base salary will only increase or decrease to the extent necessary to attract and retain executives who possess the skills necessary to effectively manage the Company’s daily operations. The Board does not use base salary as a reward for performance. The annual bonus program as described above is the only form of compensation tied to company performance. If the Company increases its FFO from the prior year, the executives are rewarded accordingly. If the Company’s performance does not improve, there is no bonus. For the fiscal year ending April 30, 2004, the Company’s FFO did not increase from the prior year. As a result, the Compensation Committee has determined that there will be no incentive bonus paid for the fiscal year ended April 30, 2004.

     The current compensation program is policy only and may be changed by the Board at anytime without notice to or approval by the shareholders. The Company is in a very competitive industry where success is based largely on the ability of senior management to properly identify, acquire, and manage real estate properties. Therefore, to properly manage and grow the Company, it may be necessary to increase the base salary and cash incentive bonus program in order to attract and retain qualified executives.

Members of the Compensation Committee

Daniel L. Feist
Jeffrey L. Miller
Patrick G. Jones
Stephen L. Stenehjem

COMPARATIVE STOCK PERFORMANCE

     Set forth below is a graph that compares, for the five fiscal years commencing May 1, 1999 and ending April 30, 2004, the cumulative total returns for the Company’s common shares with the comparable cumulative total return of two indexes:

•	Standard and Poor’s (“S&P”) 500 Stock Index; and

•	The NAREIT Equity Index, which is an index prepared by the National Association of Real Estate Investment Trusts (“NAREIT”), which includes all tax qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

     The performance graph assumes that on May 1, 1999, $100 was invested in the common shares (at the closing price of the previous trading day) and in each of the indexes. The comparison assumes the reinvestment of all distributions. CoreData, Inc. supplied this data. Cumulative total shareholder returns for the Company’s common shares, the S&P 500 and the NAREIT Equity Index are based on the Company’s fiscal year ending April 30.

	1999	2000	2001	2002	2003	2004
IRET	100	112.00	133.38	162.62	169.00	176.29
NAREIT	100	100.01	118.88	143.86	143.78	179.51
S&P500	100	110.13	95.84	83.74	72.60	89.21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”) requires that the trustees and executive officers of the Company file with the SEC, within specified due dates, initial reports of ownership of the Company’s shares of beneficial interest and Units, and reports of changes in ownership of shares and Units. As a matter of practice, the Company’s administrative staff assists our trustees and executive officers with these reporting requirements, and typically files these reports on their behalf. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner. Based solely on a review of the copies of the fiscal year 2004 reports in the Company’s possession, and on written representations from the Company’s reporting persons that no other reports were required during the year ended April 30, 2004, the Company believes that during fiscal year 2004, all of the trustees and executive officers of the Company have timely satisfied their Section 16(a) reporting obligations for the year ended April 30, 2004, except that Mr. Thomas A. Wentz, Jr., Trustee and Senior Vice President of the Company, inadvertently did not file a Form 4 to report a conversion of Units to common shares of beneficial interest in November 2003, and Mr. Steven B. Hoyt, Trustee of the Company, inadvertently did not file Forms 4 to report the conversion of Units to common shares of beneficial interest in May and in August of 2003. Each of these transactions was subsequently reported on Forms 5 filed for Mr. Wentz and Mr. Hoyt for the fiscal year ended April 30, 2004.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has approved Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent auditors for the current fiscal year ending April 30, 2005. Deloitte & Touche completed the audit for the Company’s fiscal year ended April 30, 2004. The Company’s fiscal year 2004 was the first year that Deloitte & Touche has audited the Company’s financial statements. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of auditors is not ratified by a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, the Audit Committee will review its future selection of independent auditors.

     Brady, Martz & Associates, P.C. (“Brady, Martz”) was previously engaged to audit the Company’s financial statements, and had done so since 1972. In July 2003, the Board, upon the recommendation of the Audit Committee, terminated the engagement of Brady, Martz and engaged Deloitte & Touche as the Company’s independent auditors. This termination was not related to the quality of services provided by Brady, Martz, and the Company continues to retain Brady, Martz for various types of non-audit services, primarily tax services and internal audit functions. Brady, Martz issued an unqualified opinion for each of the years that it audited the Company’s financial statements. During Brady, Martz’s tenure as independent accountants of the Company, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company expects that a representative of Deloitte & Touche will be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she so desires. The representative will also be available to respond to questions from shareholders.

Fees Paid to the Company’s Principal Independent Accountants

     The following table shows the aggregate fees billed to date for the audit and other services provided by the Company’s principal independent accountants for fiscal years 2004 (Deloitte & Touche) and 2003 (Brady, Martz):

	2004	2003
Audit Fees	$112,150	$128,000
Audit-Related Fees	0	0
Tax Fees	0	41,000
All Other Fees	0	0

TOTAL	$112,150	$169,000

Audit Fees: This category includes the audit of the Company’s annual financial statements, review of financial statements including in the Company’s quarterly reports on Form 10-Q, and services that are normally provided by the independent accountant in connection with regulatory filings, such as comfort letters and consents and assistance with and reviews of documents filed with the SEC.

Audit-Related Fees: This category consists of assurance and related services provided by the independent accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include benefit plan audits, and other accounting consulting. The Company’s independent accountants performed no services in this category during fiscal years 2003 and 2004.

Tax Fees: This category consists of professional services rendered by the independent accountant primarily in connection with the Company’s tax compliance activities, including the preparation of tax returns and technical tax advice related to the preparation of tax returns.

All Other Fees: This category consists of fees for other permissible services that do not meet the above category descriptions. The Company’s independent accountants performed no services in this category during fiscal years 2003 and 2004.

Vote Required

     The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting, is required to approve Proposal 2. The Board unanimously recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2005.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Trustees (the “Audit Committee”) oversees the accounting and financial reporting processes of the Company and the audits of the Company’s annual financial statements. The Audit Committee is made up solely of independent trustees, as defined in the applicable NASDAQ and SEC rules, and it operates under a written charter adopted by the Board, a copy of which is attached hereto as Exhibit A. The Audit Committee’s charter is also available on the Company’s investor relations website at www.iret.com, under the “Corporate Governance” caption. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Company’s Board of Trustees has determined that Stephen L. Stenehjem, the Chair of the Audit Committee, is an audit committee financial expert as defined by the rules of the SEC.

     The Audit Committee had seven meetings during fiscal year 2004. The Audit Committee met quarterly with representatives of Deloitte & Touche LLP, the Company’s independent auditors, and met with the independent auditors in respect of the year-end audit as well. Among other matters, the Audit Committee has discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America (hereinafter referred to as “generally accepted auditing standards”). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with the independent auditors and management that firm’s independence.

     As described more fully in its charter, the Audit Committee represents and assists the Board of Trustees in its oversight of the integrity of the Company’s financial reporting, the independence, qualifications and performance of the Company’s independent auditors, and the Company’s compliance with legal and regulatory requirements. Company management has the primary responsibility for the financial statements and the reporting process. Deloitte & Touche LLP, the Company’s independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. In accordance with law, the Audit Committee has the ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee has the authority to engage its own outside advisors as it determines appropriate, apart from counsel or advisors hired by management.

     In accordance with law, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Company employees of concerns regarding accounting or auditing matters. Further, the Audit Committee has pre-approved all audit and audit-related services provided by the independent auditors to the Company and the related fees for such services, and has concluded that such services are compatible with the auditors’ independence. No non-audit services were provided to the Company by the independent auditors in fiscal year 2004. The provision of any such services would be subject to approval by the Audit Committee under its pre-approval policy. The Audit Committee’s pre-approval policy allows delegation of the authority to pre-approve audit, audit related and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that such decisions are presented to the full Audit Committee at its next scheduled meeting. See “Proposal 2: Ratification of Selection of Independent Auditors” for more information regarding fees paid to the Company’s independent auditors for services in fiscal years 2003 and 2004.

     The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2004 with management and the independent auditors. This review included a discussion with management of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting estimates. Following these discussions and the Audit Committee’s review of the report of the independent auditors, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual report on Form 10-K for the year ended April 30, 2004, for filing with the SEC.

     The Audit Committee has selected Deloitte & Touche LLP as the independent auditors for the Company for fiscal year 2005. The Board of Trustees has concurred in that selection and has presented the matter to the shareholders of the Company for ratification.

Members of the Audit Committee

Stephen L. Stenhjem (Chair)
Jeffrey L. Miller
Patrick G. Jones

SHAREHOLDER PROPOSALS

     Shareholders who wish to submit a proposal for presentation at the Annual Meeting of Shareholders to be held in 2005 must submit the proposal to the Company at PO Box 1988, Minot, ND, 58702-1988, Attention: Secretary. Such proposal must be received by the Company no later than April 8, 2005 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. Such proposals must comply with the requirements as to form and substance established by the SEC and set forth in Rule 14a-8 of the Securities Exchange Act in order to be included in the proxy statement.

     Shareholders who wish to make a proposal at the 2005 Annual Meeting without having the proposal included in the Company’s proxy statement and form of proxy relating to that meeting must notify the Company by June 22, 2005. If the shareholder fails to give notice by this date, then such notice will be considered untimely under Rule 14a-4(c)(1) of the Securities Exchange Act, and the persons named as proxies in the proxies solicited by the Board for the 2005 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

     The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     For information on recommending individuals for consideration as nominees to IRET’s Board of Trustees, see the discussion under the subheading “Committees” in the section of this proxy statement entitled “Information Concerning the Board of Trustees”.

SHAREHOLDERS WITH THE SAME LAST NAME AND ADDRESS

     In accordance with notices that we sent to certain shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

     Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing IRET shares at two different brokerage firms, your household will receive two copies of the Company’s annual meeting materials — one from each brokerage firm.

     If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to our Shareholder Relations department by fax to (701) 838-7785, by mail to the Company at Shareholder Relations, PO Box 1988, Minot, ND 58702-1988 or by calling Shareholder Relations between 8:30 a.m. and 5:00 p.m. CST at 1-888-478-4738. Similarly, you may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

COMMUNICATING WITH IRET

     If you would like to receive information about Investors Real Estate Trust, you may use one of the following methods:

1.	The Company’s internet site, located at www.iret.com, contains information about the Company and its properties. The Company’s investor relations site contains press releases, earnings releases, financial information and stock quotes, as well as corporate governance information and links to the Company’s SEC filings. This proxy statement and our 2004 Annual Report on Form 10-K are both available on the internet at www.iret.com.

2.	To have information such as our latest Form 10-Q or annual report mailed to you, please call us at 1-888-478-4738 or send a fax with your request to (701)-838-7785.

If you would like to contact us, call IRET Investor Relations at 1-888-478-4738, or send correspondence to IRET, Attn: Investor Relations, P.O. Box 1988, Minot, North Dakota 58702.

OTHER MATTERS

     It is not expected that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Trustees

/s/ Michael A. Bosh

Michael A. Bosh
Secretary and General Counsel

August 6, 2004
Minot, North Dakota

     Upon written request of any shareholder entitled to receive this proxy statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the Securities and Exchange Commission. Any such request should be addressed to Michael A. Bosh, Secretary and General Counsel of the Company, at PO Box 1988, Minot, ND 58702-1988. This request must include a representation by the shareholder that as of July 23, 2004, the shareholder was entitled to vote at the Annual Meeting.

Exhibit A

INVESTORS REAL ESTATE TRUST

Charter of the
Audit Committee of the Board of Trustees
(adopted by the Board of Trustees on January 14, 2004)

Purpose

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee represents and assists the Board of Trustees in its oversight of (1) the integrity of the financial reporting of the Company, (2) the independence, qualifications and performance of the Company’s external auditor and the performance of the internal auditors, and (3) the Company’s compliance with legal and regulatory requirements. The Audit Committee also prepares the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Members

The Audit Committee shall be comprised of at least three members of the Board who satisfy the independence and financial literacy requirements of the NASDAQ Stock Market, Inc. (“NADSAQ”) and applicable federal law, and at least one member of the Audit Committee shall satisfy the finance or accounting experience or background requirements of NASDAQ, as such requirements are interpreted by the Board in its business judgment. The members of the Audit Committee shall be appointed by the Board at its annual organizational meeting and shall serve until their successors are duly appointed and qualified. The Board shall designate one member as Chair, or delegate authority to designate a Chair to the Audit Committee.

Notwithstanding the foregoing, the Board may appoint to the Audit Committee one member of the Board who is not independent as defined in NASDAQ Rule 4200, if such member otherwise meets the independence criteria set forth in Rule 10A(m)(3) under the Securities and Exchange Act of 1934 and the rules thereunder, and is not a current officer or employee of the Company or a family member (as defined in NASDAQ Rule 4200) of such officer or employee, and if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its shareholders. The Board shall disclose, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee.

Meetings

The Audit Committee shall meet at least four times per year, with authority to convene additional meetings as circumstances dictate, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet periodically with management, the independent auditor and the director of the internal audit department in separate executive sessions. The Audit Committee shall report its activities to the Board regularly.

Duties and Responsibilities

On behalf of the Board, the Audit Committee shall, among its duties and responsibilities:

1.	Review the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, significant issues and judgments regarding accounting and auditing principles and practices, and the effect of regulatory and accounting initiatives on the Company’s financial statements, and recommend to the Board whether the financial statements should be included in the Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to filing the Form 10-Q, including the results of the independent auditor’s review of the financial statements and the Company’s disclosures under Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

3.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

4.	Meet periodically with management to review the Company’s major financial and business risk exposures and the steps management has taken to monitor and control such exposures.

5.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate and terminate (when appropriate), the independent auditor, which shall report directly to the Audit Committee.

6.	Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, and establish policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services.

7.	Receive at least annually and discuss with the independent auditor the auditor’s report regarding its independence.

8.	Meet with the independent auditor prior to the audit to review the scope and planning of the audit.

9.	Review with the independent auditor the results of the annual audit examination, and any issues the auditor may have encountered in the course of its audit work and management’s response. This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the internal audit. Inquire as to the auditor’s views about whether management’s choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

10.	Discuss with management the Company’s earnings press releases and corporate policies with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

11.	Review and discuss with management, the independent auditor and the internal auditor the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the independent auditor, the internal auditor or management, and review the adequacy and effectiveness of the Company’s disclosure controls and procedures.

12.	Review with the independent auditor and the internal auditor the scope and results of the internal audit program, including responsibilities and staffing, and review the appointment and replacement of internal audit personnel.

13.	Review and approve all related-party transactions (as defined in applicable NASDAQ rules).

14.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters.

15.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

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16.	Review with the Company’s General Counsel and independent auditor (1) legal matters that may have a material impact on the financial statements, (2) accounting or compliance policies, and (3) any material reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

17.	Review this Charter annually and recommend any changes to the Board for approval.

Outside Advisors

The Audit Committee shall have the authority to retain such outside legal, accounting or other consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any advisors retained by the Audit Committee.

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INVESTORS REAL ESTATE TRUST 12 SOUTH MAIN STREET SUITE 100 MINOT, ND 58701	VOTE BY INTERNET - www.proxvvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Investors Real Estate Trust, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000
000000000000
A/C               1234567890123456789

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒

INVRE1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVESTORS REAL ESTATE TRUST

02	0000000000	214853466834

Vote on Trustees			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
1.	ELECTION OF TRUSTEES
Trustees Recommend a vote FOR all nominees.
NOMINEES ARE:
			☐	☐	☐
	(01) — Daniel L. Feist	(05) — Jeffrey L. Miller
	(02) — Charles Wm. James	(06) — Stephen L. Stenehjem
	(03) — Patrick G. Jones	(07) — John D. Stewart
	(04) — Timothy P. Mihalick	(08) — Thomas A. Wentz, Jr.

Vote on Proposal		For	Against	Abstain

2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2005.	☐	☐	☐

Trustees Recommend a vote FOR this proposal.

(Signature(s) should be exactly as name or names appear on this proxy. If stock is held in two or more names, all should sign. If signing is by attorney, executor, administrator, personal representative, trustee, guardian, custodian, partner or corporate officer, please include full title.)

For address changes and/or comments, please check this box and write them on the back where indicated Please indicate if you plan to attend this meeting	Yes ☐	No ☐	☐	AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

123,456,789,012
461730103
Signature [PLEASE SIGN WITHIN BOX]	Date	P02258	Signature (Joint Owners)	Date	22

PROXY

The Investors Real Estate Trust 34rd Annual Meeting of
Shareholders will be held on September 21, 2004, at 7:00 p.m.
at the International Inn,
1505 North Broadway, Minot, North Dakota, 58703

This Proxy is Solicited on Behalf of the Board of Trustees.

     The undersigned holder of Common Shares of Beneficial Interest of INVESTORS REAL ESTATE TRUST, a North Dakota Real Estate Investment Trust (“IRET”), hereby appoints Jeffrey L. Miller, Michael A. Bosh and Daniel L. Feist, and each of them (the “Representatives”), the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all Common Shares of Beneficial Interest of IRET which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of IRET to be held at the International Inn, 1505 North Broadway, Minot, North Dakota, on September 21, 2004, at 7:00 p.m., or at any adjournment thereof, in the manner hereafter indicated. In their discretion, the Representatives are authorized to vote upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN, BUT IF SUCH INSTRUCTIONS ARE NOT MARKED HEREIN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF TRUSTEES, FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT AUDITORS AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING, IN THE DISCRETION OF THE PROXY HOLDERS, ALL IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT OF IRET, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy may be revoked at any time before it is voted at the meeting by delivering written notice of revocation to IRET.

Please date, sign and return this proxy promptly using the enclosed envelope.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE